Income Taxes	12 Months Ended
Aug. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

18. INCOME TAXES

British Virgin Islands

Under the current laws of the British Virgin Islands, the Group is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the stockholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. Hong Kong Profits Tax rates are 8.25% on assessable profits up to approximately $255,843 (HK$2,000,000), and 16.5% on any part of assessable profits over the first approximately $255,843 (HK$2,000,000).

Singapore

Singapore income tax for companies is calculated at the statutory tax rate of 17% of the estimated taxable profit for the fiscal year.

Income tax (benefit) expense consisted of the following components:

	For the years ended August 31,
	2025	2024	2023

Current income tax	$12,228	$17,390	$—
Deferred tax	(36,359)	(21,308)	61,394
Total	$(24,131)	$(3,918)	$61,394

The following tables can be reconciled to the (loss) income before income tax per consolidated statements of operations and comprehensive (loss) income for the years ended August 31, 2025, 2024 and 2023:

	For the years ended August 31,
	2025	2024	2023
(Loss) income before income taxes	$(2,453,564)	$1,315,779	$(1,024,383)
Tax at Hong Kong statutory tax rate of 16.5%	(404,838)	217,104	(169,023)
Tax effect on non-assessable income	(156,058)	(33,397)	(19,378)
Tax effect on non-deductible expenses	569,726	1,483,411	1,344,239
Tax effect on temporary differences	208,604	(1,592,469)	(1,094,444)
Overprovision in prior year	(6,170)	—	—
Valuation allowance	(216,997)	(73,752)	—
Effect of two-tier tax rate	(18,398)	(4,815)	—
Income tax (benefit) expense	$(24,131)	$(3,918)	$61,394

The Group’s effective tax rate was as follows for the years ended August 2025, 2024 and 2023 were 0%, 0% and 5.99%, respectively.

The significant components of the Group’s deferred tax assets and liabilities are as follows:

	As of August 31,
	2025	2024
Deferred tax assets:
Property, plant and equipment	$71,282	$6,676
Lease	224,993	226,086
Net operating loss carried forward	216,727	73,752
Total deferred tax assets	513,002	306,514
Less: valuation allowances	(216,727)	(73,752)
Deferred tax asset, net	$296,275	$232,762

Deferred tax liabilities
Property, plant and equipment	$(86,805)	$(26,392)
Lease	(169,087)	(202,296)
Total deferred tax liabilities	$(255,892)	$(228,688)
Exchange difference	(50)	44
Net deferred tax	$40,333	$4,118

As of August 31, 2025 and 2024, the Group has net operating loss carried forward of $1,313,497 and $446,982, respectively. These losses can offset future taxable income and can be carried forward indefinitely. As of August 31, 2025 and 2024, the management of the Group considers evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. The Group believed that it was more likely than not that the Group will be unable to fully utilize its deferred tax assets. As a result, valuation allowance of $216,727 and $73,752 were recorded against the gross deferred tax asset balance as of August 31, 2025 and 2024, respectively.

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of August 31, 2025 and 2024, the Group did not have any significant unrecognized uncertain tax positions. The Group did not incur any interest and penalties related to potential underpaid income taxes for the years ended August 31, 2025, 2024 and 2023. The Group also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from August 31, 2025.